EXHIBIT 99.1

Vertiv Holdings Co Announces Commencement of Secondary Offering

Columbus, Ohio, August 11, 2020 – Vertiv Holdings Co (“Vertiv”) (NYSE: VRT), a global provider of critical digital infrastructure and continuity solutions, today announced the commencement of an underwritten secondary public offering of up to 20,000,000 shares of Vertiv’s Class A common stock by VPE Holdings, LLC (“Platinum”), an affiliate of Platinum Equity, LLC, pursuant to a registration statement filed with the Securities and Exchange Commission. In connection with the offering, the selling shareholder intends to grant to the underwriters a 30-day option to purchase up to 3,000,000 additional shares of Vertiv’s Class A common stock.

Following the completion of the transactions, Platinum will remain Vertiv’s largest stockholder, owning at least 95 million shares of Class A common stock, representing an economic interest of approximately 30% in Vertiv. Vertiv is not selling any shares of Class A common stock in the offering and will not receive any proceeds from the offering.

J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC are acting as joint book-running managers of, and as representatives of the underwriters for, the offering. Additionally, BofA Securities, Inc. Citigroup and Evercore ISI are acting as joint book-running managers of, and underwriters for, the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. A copy of the preliminary prospectus and preliminary prospectus supplement relating to the offering may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Vertiv, any underwriter, or any dealer participating in the offering will arrange to send these documents if contacted at: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, NY 11717, or telephone: 1-866-803-9204 or by email at prospectus-eq_fi@jpmchase.com, Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com, BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@bofa.com, Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone 800-831-9146 or Evercore Group L.L.C., Equity Capital Markets, 55 East 52nd Street New York, NY 10055, telephone: 212-446-5664, or by emailing evrisi_us_syndicate@Evercore.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Vertiv Holdings Co
Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to ensure its customers’ vital applications run continuously, perform optimally and grow with their business needs. As Architects of Continuity™, Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Columbus, Ohio, Vertiv employs approximately 20,000 people and does business in more than 130 countries.

Cautionary Note Concerning Forward-Looking Statements

This press release, and other statements that Vertiv may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Vertiv’s future financial or business performance, strategies or expectations, and as such are not historical facts. This includes, without limitation, statements regarding the financial position, capital structure, indebtedness, business strategy and plans and objectives of Vertiv management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Vertiv cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained or incorporated by reference in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Vertiv. There can be no assurance that future developments affecting Vertiv will be those that Vertiv has anticipated. Vertiv undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vertiv’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Vertiv has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: the future financial performance of Vertiv; the outcome of any legal proceedings that may be instituted against Vertiv or any of its directors or officers; factors relating to the business, operations and financial performance of Vertiv and its subsidiaries, including: global economic weakness and uncertainty; risks relating to the continued growth of Vertiv’s customers’ markets; failure to meet or anticipate technology changes; the unpredictability of Vertiv’s future operational results; disruption of Vertiv’s customers’ orders or Vertiv’s customers’ markets; less favorable contractual terms with large customers; risks associated with governmental contracts; failure to mitigate risks associated with long-term fixed price contracts; risks associated with information technology disruption or security; risks associated with the implementation and enhancement of information systems; failure to properly manage Vertiv’s supply chain or difficulties with third-party manufacturers; competition in the infrastructure technologies industry; failure to realize the expected benefit from any rationalization and improvement efforts; disruption of, or changes in, Vertiv’s independent sales representatives, distributors and original equipment manufacturers; failure to obtain performance and other guarantees from financial institutions; failure to realize sales expected from Vertiv’s backlog of orders and contracts; changes to tax law; ongoing tax audits; risks associated with future legislation and regulation of Vertiv’s customers’ markets both in the United States and abroad; costs or liabilities associated with product liability; Vertiv’s ability to attract, train and retain key members of its leadership team and other qualified personnel; the adequacy of Vertiv’s insurance coverage; a failure to benefit from future acquisitions; failure to realize the value of goodwill and intangible assets; the global scope of the Vertiv’s operations; risks associated with Vertiv’s sales and operations in emerging markets; exposure to fluctuations in foreign currency exchange rates; Vertiv’s ability to comply with various laws and regulations and the costs associated with legal compliance; adverse outcomes to any legal claims and proceedings filed by or against us; Vertiv’s ability to protect or enforce its proprietary rights on which its business depends; third party intellectual property infringement claims; liabilities associated with environmental, health and safety matters, including risks associated with the COVID-19 pandemic; risks associated with Vertiv’s limited history of operating as an independent company; potential net losses in future periods; risks relating to the proposed offering, including Vertiv’s ability to complete the offering on anticipated terms and timelines or at all; and other risks and uncertainties indicated in Vertiv’s SEC reports or documents filed or to be filed with the SEC by Vertiv.

Contacts

For investor inquiries:

Lynne Maxeiner
Vice President, Global Treasury & Investor Relations
Vertiv
T +1 614-841-6776
E: lynne.maxeiner@vertiv.com

For media inquiries:
Sara Steindorf	Patrick Kane
FleishmanHillard for Vertiv	FleishmanHillard for Vertiv
T +1 314-982-1725	T +1 314-982-8726
E: sara.steindorf@fleishman.com	patrick.kane@fleishman.com